SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549
                      __________________________

                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  June 16, 2004

                     Berry Petroleum Company
      (Exact name of registrant as specified in its charter)

Delaware                     1-9735               77-0079387
(State or other           (Commission            IRS Employer
jurisdiction of           File Number)        Identification No.
incorporation)


       5201 Truxtun Avenue, Suite 300 Bakersfield, CA  93309
              (Address of principal executive offices)

Registrant's telephone number, including area code (661) 616-3900


                            N/A
(Former name or former address, if changed since last report)

Item 9.  Regulation FD Disclosure

     (c)  Exhibits

     The following Exhibits are hereby filed as part of this Current Report on Form 8-K:

     Exhibit 99 - Press Release dated June 16, 2004 regarding the
     Registrant's announcing the naming of Robert Heinemann as president and chief executive officer.


                     SIGNATURE

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            BERRY PETROLEUM COMPANY



                            By     /s/ Kenneth A. Olson
                            Name:      Kenneth A. Olson
                            Title:     Corporate Secretary
                                       and Treasurer

     June 16, 2004